Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Pei Yin Cheah, Chief Financial Officer of Horrison Resources Inc., formerly known as Sichuan Leaders Petrochemical Company (the “Company”), do hereby certify, in connection with Annual Report on Form 10-K for the fiscal year ended December 31, 2017 (the “Report”) of the Company, the undersigned, in the capacity and on the date indicated below, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: April 16, 2018	/s/ Pei Yin Cheah
Pei Yin Cheah
Chief Financial Officer
(principal financial officer)